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                                                                EXHIBIT 23(j)

                      CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
CitiStreet Funds, Inc.:

We consent to the use of our report, dated February 8, 2002, incorporated herein by reference and to the reference to our firm under the caption "MANAGEMENT OF THE FUNDS - Other Service Providers" in the statement of additional information.

                                                KPMG LLP

Boston, Massachusetts
July 29, 2002